AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

PROSPECTUS SUPPLEMENT

LIFE SCIENCES FUND * TECHNOLOGY FUND

Supplement dated June 30, 2000 * Prospectus dated May 25, 2000


The following information is deleted from page 13 of the Investor Class, Advisor Class and Institutional Class prospectuses under the heading "Investing with American Century."

SUBSCRIPTION PERIOD

American Century Investment Services, Inc. ("ACIS"), a distributor for the Life Sciences Fund and Technology Fund (collectively, the "Funds"), will solicit orders to purchase shares of the Funds during an initial offering period from June 1, 2000, to June 29, 2000 (the "Subscription Period"). Orders received in proper form during the Subscription Period will be accepted by the Funds at an initial offering price of $5.00 per share on June 29, 2000. Payments accompanying orders received during the Subscription Period will be held by the Funds' transfer agent uncashed and uninvested until the Subscription Period ends.

Charles Schwab & Co., Inc. ("Schwab") is also soliciting subscriptions of shares of the Funds during the Subscription Period pursuant to a selected dealer agreement with ACIS. The $5.00 per share purchase price for shares of the Funds ordered through Schwab will be paid from a Schwab customer's brokerage account on June 29, 2000. The funds to cover the subscription order must be available in the Schwab account by the close of business on Monday, June 26, 2000, or the order may be cancelled. ACIS or an affiliate will pay Schwab for its services during the Subscription Period. All fees paid to Schwab for subscription services will be paid by ACIS out of its own resources or those of its affiliates and will have no effect on the Funds' fees or expenses. After the Subscription Period, Schwab will receive service fees for recordkeeping and shareholder servicing of Fund shares purchased through Schwab.

Shares of the Funds will not be offered to the public prior to the Funds' commencement of operations except through these subscription offers.

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